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                    FIRST HORIZON DIRECTOR (SERIES I AND IR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-69485



     SUPPLEMENT DATED DECEMBER 28, 2005 TO THE PROSPECTUS DATED MAY 2, 2005



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              SUPPLEMENT DATED DECEMBER 28, 2005 TO YOUR PROSPECTUS

     On December 20, 2005, the Board of Trustees ("Board") of the Financial Investors Variable Insurance Trust voted to liquidate the First Horizon Capital Appreciation Portfolio and the First Horizon Core Equity Portfolio ("Portfolios") on or about February 22, 2006 ("Liquidation Date").

     Due to the liquidation of the Portfolios, we will no longer accept new premium payments for investment in, nor will we permit transfers to, the First Horizon Capital Appreciation Portfolio Sub-Account and the First Horizon Core Equity Portfolio Sub-Account (collectively, the "Sub-Accounts") on or after February 22, 2006.

     Because the Sub-Accounts will no longer be offered as investment options as of the Liquidation Date, you may wish to transfer, prior to February 22, 2006, some or all of your Contract Value in the Sub-Accounts to the other investment options currently offered by your Contract. Any Contract Value allocated to the Sub-Accounts as of the Liquidation Date will be automatically transferred to the Hartford Money Market HLS Fund Sub-Account.

     If you are enrolled in any InvestEase(R), DCA or DCA Plus, or Asset Allocation with allocations directed to the Sub-Accounts or any Automatic Income Program with the Sub-Accounts on the Liquidation Date, your enrollment will automatically be updated to reflect the Hartford Money Market HLS Fund Sub-Account.

     Effective February 22, 2006, all references to the Sub-Accounts and the Portfolios in the prospectus are deleted.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5339